INVENTORIES (Details) - USD ($) $ in Thousands		Jun. 30, 2017	Dec. 31, 2016
Inventory Disclosure [Abstract]
Raw materials			$ 57
Finished products	[1]	468	566
Inventory		468	623
Inventory delivered to customers but not recognized in revenue		$ 107	$ 176

[1]	Includes amounts of $107 and $176 at June 30, 2017 and December 31, 2016, respectively, with respect to inventory delivered to customers but for which revenue recognition criteria have not been met yet.